B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 1 Investor Presentation March 2021

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 2 B&W Enterprises cautions that this presentation contains forward-looking statements, including, without limitation, statements relating to adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the impact of COVID-19 on us and the capital markets and global economic climate generally; our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our credit agreement as amended and restated (the "A&R" Credit Agreement"); our anticipated use of proceeds from our recent offerings of common stock and 8.125% notes due 2026; the highly competitive nature of our businesses and our ability to win work, including identified project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated savings and operational benefits from our restructuring plans, and other cost-savings initiatives; our ability to successfully address productivity and schedule issues in our B&W Renewable, B&W Environmental and B&W Thermal segments, including the ability to complete our B&W Renewable's European EPC projects and B&W Environmental's U.S. loss projects within the expected time frame and the estimated costs; our ability to successfully partner with third parties to win and execute contracts within our B&W Renewable, B&W Environmental and B&W Thermal segments; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our ability to maintain operational support for our information systems against service outages and data corruption, as well as protection against cyber-based network security breaches and theft of data; our ability to protect our intellectual property and renew licenses to use intellectual property of third parties; our use of the percentage-of- completion method of accounting to recognize revenue over time; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; changes in, or our failure or inability to comply with, laws and government regulations; actual or anticipated changes in governmental regulation, including trade and tariff policies; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in, and liabilities relating to, existing or future environmental regulatory matters; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; potential violations of the Foreign Corrupt Practices Act; our ability to successfully compete with current and future competitors; the loss of key personnel and the continued availability of qualified personnel; our ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with our retirement benefit programs; social, political, competitive and economic situations in foreign countries where we do business or seek new business; the possibilities of war, other armed conflicts or terrorist attacks; the willingness of customers and suppliers to continue to do business with us on reasonable terms and conditions; our ability to successfully consummate strategic alternatives for non-core assets, if we determine to pursue them; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Non-GAAP Financial Measures This presentation contains information regarding our adjusted EBITDA (including calculated on a pro forma basis to show the effect of certain changes in our operations and strategic focus going forward) and adjusted gross profit, which are non GAAP financial measures. Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the segments, plus allocations to corporate and research and development costs. At a segment level, adjusted EBITDA is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest, tax, depreciation and amortization adjusted for items such as gains or losses on asset sales, mark to market ("MTM") pension adjustments, restructuring and spin costs, impairments, losses on debt extinguishment, costs related to financial consulting required under the U.S. Revolving Credit Facility and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets. This presentation also presents adjusted gross profit. We believe that adjusted gross profit by segment is useful to investors to help facilitate comparisons of the ongoing, operating performance by excluding expenses related to, among other things, activities related to the spin off, activities related to various restructuring activities we have undertaken, corporate overhead (such as SG&A expenses and research and development costs) and certain non-cash expenses such as intangible amortization and goodwill impairments. Safe Harbor Statement

Executive Summary



B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL

Strong Global Brand

Babcock & Wilcox has provided high-quality, innovative renewable, environmental and thermal technologies for critical power generation and industrial applications for more than 150 years.

Executing a Transformation

B&W is executing a robust growth strategy after:

- Recovering from losses related to several expanded-scope projects, returning to its core technology and delivery model
- Implementing $127 million in cost savings initiatives, with another $11 million identified, and
- Closing common stock and senior notes offerings to paydown debt and support clean energy growth initiatives

Positioned for Growth

B&W's transformation is gaining momentum, with new branding and a global expansion underway to pursue more than $5 billion in identified project opportunities in high-growth markets over the next three years. B&W is pursuing a further expansion of its clean energy portfolio through innovation and acquisition.

Building Toward the Future

After achieving approximately $45 million in adjusted EBITDA in 2020, B&W is targeting[1]:

- 2021 adjusted EBITDA of $70-$80 million
- 2022 adjusted EBITDA of $95-$105 million

Recent debt paydowns and reduced required pension contributions are expected to save more than $40 million annually in interest and pension funding cash expenses on a pro forma basis.

Advancing energy and environmental solutions that bring power and progress to our world

(1) The most comparable GAAP target information is not available without unreasonable effort

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

3

Next Generation B&W

B&W FOUNDATION DRIVES GROWTH STRATEGY

- Advanced Technologies
- Research & Innovation
- Global Brand Equity
- High-Growth End Markets
- Vast Installed Base

BABCOCK & WILCOX RENEWABLE

A Circular Economy

For our economy and future generations, we continually develop ecologically sound ways of recycling resources, like biomass and waste, to create clean, renewable baseload power while reducing greenhouse gas emissions.

BABCOCK & WILCOX ENVIRONMENTAL

The Clear Choice for Our Climate

As an industry leader in providing advanced air emissions control and energy recovery equipment and technologies, our engineered solutions are designed to reduce the environmental impact of industrial processes.

BABCOCK & WILCOX THERMAL

Efficient. Safe. Reliable.

From the initial patent for the water-tube safety boiler to the world's first supercritical boiler to technologies using the latest advanced steam cycles, our robust thermal energy designs deliver availability and long-term operation.

The next generation Babcock & Wilcox is providing innovative environmental and renewable solutions, generating recurring revenues from a broad thermal installed base and expanding globally

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 4

What We Do



RENEWABLE

Technologies for Renewable Power & Resource Recovery

Waste-to-energy and biomass-to-energy baseload power, chemical recovery boilers for pulp & paper, multi-fuel technology, Dynagrate® and vibrating combustion grates



ENVIRONMENTAL

Technologies for a Clean Environment

Emissions controls, ash handling systems for bottom and fly ash, submerged grind conveyors, wet, dry and hybrid cooling systems, carbon capture



THERMAL

Technologies for Efficient Steam Generation

Boilers, ancillary equipment and global aftermarket parts, service and upgrade offerings to effectively utilize a wide range of fuels for power or industrial applications

Delivering value to our customers through technology-driven products and services, with 1200 active patents worldwide
Continual product improvement and research and development to support future needs, including carbon capture

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.
5

Installed & Proven Technologies

B&W Babcock & Wilcox Renewable

More than 500 waste-to-energy and biomass-to-energy units at more than 300 facilities in more than 30 countries, serving a wide range of utility, waste management, municipality and investment firm customers



Combined installed capacity of our WtE technology is more than 48 million tons of waste per year and more than 5 GW of electricity from our BtE technology



~90 pulp and paper recovery boiler units in North America; at nearly 50%, the largest installed base among OEMs



B&W Babcock & Wilcox Environmental

Key patented ADIOX® and MERCOX™ flue gas environmental technology installed in more than 120 plants



Large installed base of wet and dry scrubbers to meet environmental regulations and technologies to improve ESP performance at a wide range of utility and industrial installations



Nearly 2,000 cooling system units (7,000+ cells) across the globe



B&W Babcock & Wilcox Thermal

More than 5,000 industrial water-tube package boilers installed in a variety of facilities, including refining, petro-chemical, food processing, metals and mining composite and carbon fiber, carbon black and wood products



~110 GW of baseload power generation capacity through ~330 operating fossil fuel boiler units in the U.S.



~180 operating utility and industrial boiler units across 38 countries outside of North America (excluding waste-to-energy and biomass)



A vast global installation of B&W's core technologies at utility and industrial plants, renewable plants and pulp & paper facilities create a large growth opportunity for parts, services and retrofits

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 6

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 7 Company Profile Babcock & Wilcox is a global leader in advanced environmental, renewable and thermal technologies and services for power and industrial applications. B&W Renewable Power Generation 50% Industrial 50% Aftermarket & Upgrades 24% Parts & Services 72% North America 40% Europe 49% Asia & Other 11% New Build 4% Industrial 38% Power Generation 62% Aftermarket & Upgrades 31% Parts & Services 56% North America 61% Europe 20% New Build 13% Asia & Other 19% Headquarters: Akron OH, USA Founded: 1867 Ownership: Public (NYSE:BW) 2020 Revenue: $566M Employees: ~2,100 Corporate Snapshot 28% Note: All charts based on Full Year December 31, 2020 revenues, unless otherwise noted 19% 53% Consolidated B&W Thermal Industrial 29% Power Generation 71% Aftermarket & Upgrades 37% Parts & Services 52% North America 79% Europe 2% Asia & Other 19% New Build 11% B&W Environmental Industrial 48% Power Generation 52% Aftermarket & Upgrades 26% Parts & Services 41% North America 38% Europe 28% New Build 33% Asia & Other 34%

Global Expansion

Global footprint and ongoing expansion positions B&W to leverage market trends around the world



Manufacturing
Service Facilities
Future Service Facilities
Construction
Sales/Support
Future Sales/Support
Sales Reps
Future Sales Reps
2021-2023 Addressable Market
Europe
More than $7B
2021-2023 Addressable Market
Asia-Pacific
More than $8B
2021-2023 Addressable Market
Middle East & Africa
More than $4B
2021-2023 Addressable Market
Americas
More than $8B

Total pipeline more than $5B over the next 3 years excluding parts & services



3-Year Pipeline
B&W RENEWABLE
$ MILLIONS
$398
$491
$803
$203
Americas
APAC
Europe
ME/A
B&W ENVIRONMENTAL
$ MILLIONS
$389
$294
$25
$307
Americas
APAC
Europe
ME/A
B&W THERMAL
$ MILLIONS
$1197
$382
$3
$533
Americas
APAC
Europe
ME/A

Target Revenue Split 2023



B&W BABCOCK & WILCOX ENVIRONMENTAL
20-25%
B&W BABCOCK & WILCOX THERMAL
35-45%
B&W BABCOCK & WILCOX RENEWABLE
30-40%

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

8

B&W's Waste-to-Energy Technology Reduces Methane Emissions

- Methane has **84 times** the Global Warming Potential (GWP) of CO_2[i]
- **Annual additions to landfills** in the U.S.[ii] produce emissions equivalent to **10 million cars**
- **Landfills in the U.S.**[iii] emit more than 330 million tons of 20-year basis GWP each year, roughly equal to **70 million cars**[iv]
- Waste-to-Energy (WTE) avoids landfilling while producing **baseload clean energy**

- **B&W's state-of-the-art technology** has been installed in more than 500 units in more than 30 countries, including:
  - The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida)
  - One of the world's largest waste treatment facilities in the world (Shenzhen East, China)







WTE Technologies

- Boiler/steam generation island
- DynaGrate® combustion grate
- Fuel handling systems
- Emissions control equipment

One Ton of Waste in a **LANDFILL**
Emits **3.42** Metric Tons of Global Warming Potential

One Ton of Waste in a **WASTE-TO-ENERGY FACILITY**
Emits **.001** Metric Tons of Global Warming Potential


Landfill methane is 84 times as potent as CO_2
Reduced to .03% of Landfill GWP

B&W is actively deploying technology today which curbs the global warming impact of methane

[i] Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Group I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G.-K. Plattner, M. Tignor, S.K. Allen, J. Boschung, A. Nauels, Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf; 20-year basis

[ii] EIA Biomass Explained: Waste-to-energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste-to-energy.php

[iii] EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project-and-landfill-data-state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1)

[iv] Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

9

B&W's Carbon Capture Technologies are Ready for Commercial Demonstration

- B&W is at the forefront of developing CO_2 capturing technologies
- Multiple technologies ready for commercial demonstration
- 93 active patents related to carbon capture technology
- Positioned to provide critical solutions to meet global climate goals

B&W BABCOCK & WILCOX ENVIRONMENTAL

Oxy-Fuel Combustion

- Pilot-scale testing complete (30 MW_{th})
- 168 MW_e full-scale design ready



Boiler
Wet FGD
ASU (Oxygen supply)
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU (CO2 Compression)

FUELS:

- Natural gas
- Solid fuels (biomass, coal)

RSAT™ Post-Combustion

- Post-combustion amine-based solvent process
- Pilot testing complete
- First solvent demonstrated at National Carbon Capture Center (NCCC) Southern Company's Plant Gaston
- Reference plant design ready



FUELS:

- Any combustion
- Gasification
- Industrial process that produces a flue gas stream with CO_2

Chemical Looping

- Jointly developed with The Ohio State University
- Pilot testing complete on both syngas and coal at 250 kW_{th} input
- Ready for scale-up to 4 x 2.5 MW_e

FUELS:

- Coal
- Pet coke
- Natural gas
- Any syngas



CDCL 250 kW_{th}

B&W has successfully tested three carbon capture technologies applicable to a wide range of fuels and processes

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 10

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 11 Financial Information

Consolidated Financial Summary

($ in Millions)	Twelve Months Ended December 31, 2020*	Twelve Months Ended December 31, 2019
Revenue	$ 566.3	$ 859.1
Adjusted Gross Profit	$ 173.6	$ 169.5
Adjusted Gross Profit Margin %	30.7%	19.7%
Operating Income (Loss)	$ (1.7)	$ (29.4)
Adjusted EBITDA	$ 45.1	$ 45.0
Adjusted EBITDA Margin %	8.0%	5.2%

Note: 2020 results include the recognition in Q3 2020 of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts; figures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures; COVID-19 adversely impacted all segments in 2020; during the year ended December 31, 2020, we redefined our definition of adjusted EBITDA to eliminate the effects of certain items including loss from a non-strategic business, interest on letters of credit included in cost of operations and loss on business held for sale. Consequently, adjusted EBITDA in prior periods have been revised to conform with the revised definition and present separate reconciling items in our reconciliation.

**COVID-19 adversely impacted all segments in 2020;*
strategic actions in 2019 and 2020 provide the foundation for a strong 2021 and beyond

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
12

Pro Forma Capital Structure

($ in Millions)	As of Dec 31, 2020	Common Stock Offering (1)	Senior Notes Offering (2)	Revolving Credit Facility Pay-down (3)	Tranche A Pay-down and Required Bank Fees (4)	Pro Forma Total (1)(2)(3)(4)
Capitalization:						
Revolving Credit Facility - Funded (5)	$164.3	-	-	($164.3)	-	-
Last-Out Term Loans (6)	183.3	-	(35.0)	-	(75.0)	73.3
Senior Notes Payable	-	-	160.0	-	-	160.0
Total Debt	**$347.6**	**-**	**$125.0**	**($164.3)**	**($75.0)**	**$233.3**
Unrestricted Cash	57.3	163.0	119.8	(164.3)	(103.3)	72.5
Net Debt	**$290.3**	**($163.0)**	**$5.2**	**-**	**$28.3**	**$160.8**
Adjusted EBITDA:						
LTM 12/31/2020 Adjusted EBITDA (7)	45.1	-	-	-		45.1
2021 Target Adjusted EBITDA Range (8)	70.0 - 80.0	-	-	-		70.0 - 80.0
Total Debt Leverage:						
Net Leverage (9)	6.4x	-	-	-		3.6x
Target Net Leverage Range (10)	3.6x - 4.1x	-	-	-		2.0x - 2.3x

Note: Figures may not be clerically accurate due to rounding.

(1) Includes impact of $172.5M common stock offering net of underwriting discounts and commissions, but before expenses.

(2) Includes impact of $125M Senior Notes offering net of underwriting discounts and commissions, but before expenses, and $35M of Term Loans exchanged for Senior Notes

(3) Includes impact of repayment of existing Revolving Credit Facility pro forma for 12/31/2020 repayment. Full repayment on 2/16 was $167.1M.

(4) Includes $75.0M pay-down of Term Loans as a reduction to Total Debt and $28.3M of required bank fees, including deferred fees and interest and amendment fees payable in association with credit agreement amendment #2 and #3, and estimated advisory fees

(5) Interest rate prior to credit agreement amendment #3 was 7.46% (Base + LIBOR). Facility matures June 30, 2022. Interest payments deferred from 5/14/2020 to 8/31/2020; payable in 6 monthly installments starting end of January 2021. January 2021 was paid on monthly basis and February through June 2021 was paid in association with credit agreement amendment #3.

(6) Former Interest rate 12.00%, no PIK. Matures December 30, 2022. Interest from 5/14/2020 to 12/31/2020 payable in BW shares using 15-Day VWAP ($2.2774/share) following closing. Post closing of public offerings interest rate reduced to 6.625%.

(7) See SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures. Full year 2020 results include the recognition in the third quarter of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts, as previously disclosed. Adjusted EBITDA for Full Year 2020 excludes losses related to a non-strategic business that was previously included in Adjusted EBITDA and totals $2.6 million.

(8) Targeted range for Adjusted EBITDA in 2021 previously disclosed by BW management; the most comparable GAAP target information is not available without unreasonable effort.

(9) Net Debt compared to Full Year 12/31/2020 Adjusted EBITDA

(10) Net Debt compared to 2021 Target Adjusted EBITDA Range

Offerings reduced secured debt by $274 million and reduced future cash interest payments by approximately $16 million annually; combined with a reduction in required pension contributions, B&W expects savings of more than $40 million annually in cash expenses on a pro-forma basis

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC.

13

Executive Summary


B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
B&W BABCOCK & WILCOX THERMAL

Strong Global Brand

Babcock & Wilcox has provided high-quality, innovative renewable, environmental and thermal technologies for critical power generation and industrial applications for more than 150 years.

Executing a Transformation

B&W is executing a robust growth strategy after:

- Recovering from losses related to several expanded-scope projects, returning to its core technology and delivery model
- Implementing $127 million in cost savings initiatives, with another $11 million identified, and
- Closing common stock and senior notes offerings to paydown debt and support clean energy growth initiatives

Positioned for Growth

B&W's transformation is gaining momentum, with new branding and a global expansion underway to pursue more than $5 billion in identified project opportunities in high-growth markets over the next three years. B&W is pursuing a further expansion of its clean energy portfolio through innovation and acquisition.

Building Toward the Future

After achieving approximately $45 million in adjusted EBITDA in 2020, B&W is targeting[1]:

- 2021 adjusted EBITDA of $70-$80 million
- 2022 adjusted EBITDA of $95-$105 million

Recent debt paydowns and reduced required pension contributions are expected to save more than $40 million annually in interest and pension funding cash expenses on a pro forma basis.

Advancing energy and environmental solutions that bring power and progress to our world

(1) The most comparable GAAP target information is not available without unreasonable effort

BABCOCK & WILCOX ENTERPRISES, INC.

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

14

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 15 Appendix

Leadership Team



Chairman & Chief Executive Officer

Kenny Young



Chief Financial Officer

Lou Salamone



Chief Operating Officer

Jimmy Morgan



General Counsel

John Dziewisz



Human Resources

Jacqueline Opal



Corporate Development & Investor Relations

Megan Wilson

B&W BABCOCK & WILCOX RENEWABLE

B&W BABCOCK & WILCOX ENVIRONMENTAL

B&W BABCOCK & WILCOX THERMAL

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 16

Key Market Drivers & Opportunities

- Global drive toward renewable and reusable energy sources
- Increasing global regulatory restrictions on landfilling benefit waste-to-energy
- New EU regulations require higher emissions standards
- An aging utility boiler installed base drives stable aftermarket in the U.S. while growth in international power generation continues
- Water scarcity and regulations drive need for custom cooling solutions
- Potential for carbon legislation benefits emergent carbon-capture technologies

B&W is positioned to capitalize on global trends driving the need for environmental and renewable solutions

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
17

Key Growth Strategies

BABCOCK & WILCOX RENEWABLE

BABCOCK & WILCOX ENVIRONMENTAL

BABCOCK & WILCOX THERMAL

Grow by **expanding sales, service and business development teams** in key international regions to serve the broad renewable, environmental and thermal markets

Meet the global need for carbon reduction with patented **renewable waste-to-energy & biomass** and **carbon-capture solutions**

Leverage a vast installed base and stable U.S. market to drive aftermarket parts and service sales and generate **strong cash flow**

Provide best-in-class **environmental technologies** to customers across a broad array of markets to meet growing environmental regulations

Core growth strategies focused on driving innovative environmental and renewable technologies, growing aftermarket sales by leveraging the installed base, and expanding internationally in key regions

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.
18

Ongoing Transformation

Key strategic actions have returned the company to positive performance and positioned it for growth

	ACTION	ACHIEVED	ONGOING
November 2018	New Senior Management Team led by Kenny Young	✓	
April 2019	Settlement Negotiated for Remaining Loss Contracts; Additional Financing Obtained	✓	
May 2019	EPC Loss Contracts Turned Over to Customers (5 of 6 Turned Over; Turnover Not Applicable for Last Project Under Settlement Terms)	✓	
June 2019	Sale of Non-Strategic Asset (Loibl)	✓	
July 2019	Deleveraging Event: Rights Offering	✓	
July 2019	Deleveraging Event: Debt Conversion	✓	
May 2020	Extended Credit Facility for Two Years with Further Reductions Through End of 2020	✓	
August 2020	Strategic Organizational and Global Branding Initiative Launched	✓	✓
August 2020	Board Transition to Align with Market-Focused Initiatives Complete	✓	
February 2021	Deleveraging Event: Common Stock and Senior Notes Public Offerings	✓	
Ongoing	Implementation of ~$127M in Cost Reductions Complete; Further $11 million identified	✓	✓
Ongoing	Pursuing Recoveries From Historical EPC Loss Projects; $9.1M Insurance Proceeds Received in Q3 2019; $26M Insurance Loss Recovery Recognized in Q3 2020, Proceeds Received October 2020; Pursuing Further Recoveries from Subcontractors		✓
Ongoing	Expanding Sales, Service and Business Development Teams Globally		✓
Ongoing	Preparing for 2022 Credit Facility Refinance and Targeting 2021 adjusted EBITDA of $70-$80 million, 2022 adjusted EBITDA of $95-$105 million		✓

Focus on Strengths

- Focus on core products and services for environmental, renewable and thermal markets
- Increase emphasis on retrofit and aftermarket services
- Focus on quality, high margin projects rather than revenues
- Leverage a vast installed base and robust pipeline
- Return the renewable business to its historically profitable business model, providing core technologies and services, with no EPC scope
- Expand sales, service and business development teams internationally

Financial Credibility & Profitability

(1) Targets based on current visibility regarding COVID-19 impacts; it is not possible to fully predict the impacts of COVID-19

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Financial Reporting Segments

	Key End Markets	Product and Service Overview
Babcock & Wilcox Renewable	Waste-to-Energy Biomass Pulp & Paper	Waste-to-energy and biomass technologies, aftermarket equipment upgrades, parts and service
Babcock & Wilcox Environmental	Power Oil and Gas Pulp & Paper General Industry	Air emissions control and ash handling systems, cooling and energy recovery, aftermarket equipment upgrades, parts and service
Babcock & Wilcox Thermal	Power Oil and Gas General Industry	Utility steam generation equipment, industrial boilers, boiler cleaning, aftermarket equipment upgrades, parts and service

Note: Financial performance reported under new segments starting with Q3 2020 results; segment results for prior periods have been restated for comparative purposes.

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Adjusted EBITDA Reconciliation[4]

$ in Millions	Twelve months ended December 31, 2020	Twelve months ended December 31, 2019
Adjusted EBITDA [2][3]	45.1	45.0
Restructuring activities	(11.8)	(11.7)
Financial advisory services	(4.4)	(9.1)
Settlement cost to exit Vølund contract [1]	—	(6.6)
Advisory fees for settlement costs and liquidity planning	(6.4)	(11.8)
Litigation fees and settlement	(2.1)	(0.5)
Loss on business held for sale	(0.5)	(5.9)
Stock compensation	(4.6)	(3.4)
Interest on letters of credit included in cost of operations	(0.9)	(0.4)
Depreciation & amortization	(16.8)	(23.6)
Loss from a non-strategic business	(2.6)	(5.5)
Gain on asset disposals, net	3.3	3.9
Operating income (loss)	(1.7)	(29.4)
Interest expense, net	(59.2)	(94.0)
Loss on debt extinguishment	(6.2)	(4.0)
Loss on sale of business	(0.1)	(3.6)
Net pension benefit before MTM	28.8	14.0
MTM (loss) gain from benefit plans	(23.2)	8.8
Foreign exchange	58.8	(16.6)
Other – net	(1.1)	0.3
Income (loss) before income tax expense	$ (3.9)	$ (124.4)
Income tax expense	8.2	5.3
Income (loss) from continuing operations	**(12.1)**	**(129.7)**
Income from discontinued operations, net of tax	1.8	0.7
Net income (loss)	(10.3)	(129.0)
Net (income) loss attributable to non-controlling interest	—	7.1
Net income (loss) attributable to stockholders	$ (10.3)	$ (122.0)

Notes:

(1) In March 2019, we entered into a settlement in connection with an additional B&W Renewable waste-to-energy EPC contract, for which notice to proceed was not given and the contract was not started. The settlement eliminated our obligations to act, and our risk related to acting, as the prime EPC should the project have moved forward.

(2) During the year ended December 31, 2020, we redefined our definition of adjusted EBITDA to eliminate the effects of certain items including loss from a non-strategic business, interest on letters of credit included in cost of operations and loss on business held for sale. Consequently, adjusted EBITDA in prior periods have been revised to conform with the revised definition and present separate reconciling items in our reconciliation.

(3) Adjusted EBITDA for the twelve months ended December 31, 2020, include the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed.

(4) Figures may not be clerically accurate due to rounding.

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Gross Profit Reconciliation [4]

$ in Millions

	Twelve months ended December 31, 2020	Twelve months ended December 31, 2019
Adjusted gross profit [1][2][3]		
Operating income (loss)	**$ (1.7)**	**$ (29.4)**
Selling, general and administrative ("SG&A") expenses	141.4	150.6
Advisory fees and settlement costs	12.9	27.9
Intangible amortization expense	5.5	4.3
Restructuring activities	11.8	11.7
Research and development costs	4.4	2.9
Loss from a non-strategic business	2.6	5.5
Gain on asset disposals, net	(3.3)	(3.9)
Adjusted gross profit	**$ 173.6**	**$ 169.5**

Notes:

(1) Intangible amortization is not allocated to the segments' adjusted gross profit, but depreciation is allocated to the segments' adjusted gross profit.

(2) Adjusted gross profit for the years ended December 31, 2020 and December 31, 2019, excludes losses related to a non-strategic business that was previously included in Adjusted gross profit within the B&W Environmental segment and totals $2.6 million and $5.5 million.

(3) Adjusted gross profit for the twelve months ended December 31, 2020 includes the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed.

(4) Figures may not be clerically accurate due to rounding.

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B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 23 Key Technologies

Products & Services Across Our Brands

		B&W Babcock & Wilcox Renewable	B&W Babcock & Wilcox Environmental	B&W Babcock & Wilcox Thermal
New Build	Steam Generation Technologies	✓		✓
New Build	Natural Gas-fired Package Boilers	✓		✓
New Build	Boiler Auxiliaries			✓
New Build	Combustion Grates	✓		✓
New Build	Construction	✓	✓	✓
New Build	Emissions Control Solutions		✓	
New Build	Cooling Systems		✓	
New Build	Ash and Material Handling		✓	
Aftermarket	Operations & Maintenance	✓	✓	✓
Aftermarket	Field Service	✓	✓	✓
Aftermarket	Inspections	✓	✓	✓
Aftermarket	Parts	✓	✓	✓
Aftermarket	Retrofits/Upgrades	✓	✓	✓
Aftermarket	Construction	✓	✓	✓

Providing "life of the plant" product and service applications across a broad array of power generation and industrial markets

Note: Gas-fired package boilers are used in coal-fired and renewable plants for start-up or auxiliary power

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Key Technologies: Steam Generation Technologies



Utility Boilers

High pressure, high efficiency, high capacity, low emissions

Fuel: Coal, oil, natural gas, multi-fuel



Natural Gas-Fired and Other Industrial Water-Tube Boilers

Bottom- or top-supported, shop- or field-assembled

Fuel: Natural gas, oil, CO, waste heat and gases



Waste-to-Energy Boilers

Reduces dependency on landfills and reduces methane gas emissions

Fuels: MSW, RDF



Biomass-Fired Boilers

Carbon-neutral technology

Fuels: Wood, wood waste, straw, sludge



Process Recovery Boilers

Single-drum, industry-standard unit for improved mill operation

Fuels: Black liquor

BABCOCK & WILCOX RENEWABLE

BABCOCK & WILCOX THERMAL

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

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Key Technologies: Renewable Combustion Grates

DynaGrate® Pivoting Combustion Grate

- Large installed base with diverse set of customers
- Grate design allows for high availability and long operational time, leading to reduced O&M cost
- High thermal efficiency and low emissions
- Fuel flexibility
- Factory assembled modules reduce field construction





A Market Leader with Differentiating Technology in Waste-to-Energy Solutions

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Key Technologies: Emissions Controls

Emission	Technology Solution
Particulate Control	• Pulse Jet Fabric Filters (PJFF) / Baghouses • Wet and Dry Electrostatic Precipitators (ESPs) • Wet Particulate Scrubbers • Multiclone® Dust Collectors
NO_x Control	• Selective Catalytic and Non-catalytic Reduction (SCR/SNCR) • Low NO_x Burners and Combustion Systems
SO_2 / Acid Gas Control	• Wet or Seawater Flue Gas Desulfurization (FGD) Systems • Semi-dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers) • Wet ESPs • Dry Sorbent Injection (DSI)
SO_3 / Acid Mist Control	• Wet ESPs • Dry Sorbent Injection (DSI)
Mercury, Dioxins, Furans	• Powdered Activated Carbon Injection • Absorption Plus™, MercPlus™, Mitagent™ Additives
Wastewater Elimination	• Wastewater Evaporation System (WES) via Spray Drying • Air-Cooled Condensers


B&W
BABCOCK & WILCOX
ENVIRONMENTAL

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Key Technologies: Steam Generation & Environmental Solutions Across a Utility Plant

Steam Generator Technology

- Pulverizers
- Furnace
- Burners and ignitors
- Sootblowers
- Pressure parts
- Air heaters and air heating cleaning systems
- Bottom ash handling systems

Environmental Solutions

- Particulate control
- Nitrogen oxides (NO_x) removal
- Sulfur removal
- Mercury, dioxin and furan removal
- Fly ash handling systems
- Wastewater elimination



Particulate Control Technologies
Dry Scrubbing Technologies
Fly Ash Handling
Wet Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling
SCR NOx Control Technologies
Boiler Pressure Parts
Boiler Cleaning Equipment
Burners
Pulverizers
Bottom Ash Handling
Boiler Auxiliary Components: Fans, Air Heaters, etc.

B&W provides a comprehensive array of proprietary technology and experience to utility power generation customers

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX ENTERPRISES, INC. 28

Key Technologies: Steam Generation, Combustion Grates & Flue Gas Treatment Across a Waste-to-Energy Plant

- **Proven, proprietary DynaGrate®** combustion grate offers high reliability, maximizing waste throughput and MW output
- **Advanced NextBAT® technology** provides a thermal efficiency of 99% and 95-99% clean flue gas
- **NextBAT®** meets the EU BREF(1) requirements

(1) Best Available Technologies (BAT) Reference Document



B&W BABCOCK & WILCOX RENEWABLE
B&W BABCOCK & WILCOX ENVIRONMENTAL
On-line Boiler Washing System™
Inconel® cladded 1st and 2nd boiler pass
VoluMix™ zone in 1st pass
Water-cooled DynaGrate®
Baghouse filter
Conditioning tower
CUTNOX® in combination with SNCR
Combustion chamber with Inconel® cladded walls



© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.

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Key Technologies: Submerged Grind Conveyor Ash Handling

Designed to meet current and future U.S. regulatory requirements for ash handling with:

- Lower equipment cost
- Lower installation cost
  - Utilize existing hoppers and gate valves
  - No modification to hopper
- Short outage required
- Short lead time
- Available redundancy under the boiler
- Lower O&M costs





An innovative solution to eliminate ash ponds

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Clean Coal Solutions Ready for Deployment

Oxy-Fired Combustion

- Oxy-coal combustion technology
- "Near-zero" emissions
- 30 MW demonstration complete
- Full-scale design ready



RSAT™ *(Regenerable Solvent Absorption Technology)*

- Post-combustion technology
- Patented amine-based solvent process
- Pilot commissioning complete
- Installed base retrofit application



B&W BABCOCK & WILCOX ENVIRONMENTAL

Carbon Capture Technology for the 1000 GW of Global Coal Installed Base

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Chemical Looping Combustion (CLC) in Development



CDCL 250 kW_{th}

- Advanced process for clean power generation and CO_2 capture
- A flameless, oxy-combustion process using oxidation-reduction reactions to process fuel and produce energy for power generation
- Produces a concentrated CO_2 stream that can be captured, cleaned and compressed for use or permanent storage
- Lower cost, higher efficiency
- Working in collaboration with The Ohio State University

B&W BABCOCK & WILCOX ENVIRONMENTAL



Potential extension beyond power generation

Process can be modified to convert carbon-based fuels—coal, biomass and natural gas—to electricity, syngas, chemicals, liquid fuels or hydrogen

© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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B&W BABCOCK & WILCOX

Key Technologies: Cooling Systems

WET



Natural Draft/Hyperbolic

Fanless design provides low power, noise and maintenance, as well as long operating lifecycle



Mechanical Draft

Counterflow for cost-effective thermal performance; crossflow for low energy consumption and operating costs

MATERIAL OPTIONS:

WOOD | CONCRETE | FIBER-REINFORCED POLYMER (FRP)

DRY



Air-Cooled Condensers

Water preservation technology customized for high-performance, long-life, low noise, corrosion-resistant applications



Air Fin Coolers

Cost-effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise and space requirements



Optimization Services

Specialized services to maximize plant performance and minimize costs and maintenance

B&W BABCOCK & WILCOX ENVIRONMENTAL

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Key Technologies: Global Parts & Service

Upgrades & Retrofits

Maintaining/improving plant operation:
Projects for extending the life of power, process and environmental equipment

Replacement Parts

Supplying components for system reliability:
High-quality standard or custom-engineered pressure and non-pressure parts

Optimization Systems

Enhancing efficiency with proven technology:
Diagnostic, monitoring, tuning and control systems for combustion, cleaning and cooling equipment

Engineering Services

Evaluating options for improved performance:
Expert people, tools and processes to measure, model, design, deliver, train and project manage

Construction

Adding value through constructability:
Safe execution of new installation, retrofits, system maintenance/repair, plant modifications










© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Eos Energy Storage

October 2020 partnership with Eos Energy Storage, LLC to sell and service Eos' innovative, patented Eos Znyth® zinc battery solution for industrial and utility-scale energy storage adds a new clean energy technology capability to B&W's range of renewable energy solutions.

- B&W will market Eos' battery storage solutions globally
- B&W is exclusive preferred installer in U.S. and Canada
- Eos Znyth® zinc battery technology is:
  - Scalable
  - Modular
  - Low Cost
  - Durable
  - High Energy Efficiency
  - Safe
  - Non-flammable
  - Flexible
- Applications
  - Industrial
  - Commercial
  - Power Utilities

B&W BABCOCK & WILCOX RENEWABLE

eos


eos





Innovative Battery Storage System Solution

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B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2021 Babcock & Wilcox Enterprises, Inc. All rights reserved. 36